UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 27, 2008

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

Amended Credit Agreement

On May 27, 2008, in conjunction with the consummation of the Notes Offering described below, Amendment No. 1 (the “Amendment”) to the Seventh Amended and Restated Credit Agreement (as amended, the “Amended Credit Agreement”) among Hovnanian Enterprises, Inc. (“Hovnanian”), K. Hovnanian Enterprises, Inc. (“K. Hovnanian”) and certain subsidiaries of Hovnanian and a group of lenders became effective.  The terms of the Amended Credit Agreement were described in Hovnanian’s Current Report on Form 8-K filed on May 22, 2008.

Senior Secured Notes

On May 27, 2008, in conjunction with the effectiveness of the Amendment described above, K. Hovnanian issued $600,000,000 aggregate principal amount of 11½% Senior Secured Notes due 2013 (the “Notes”) guaranteed by Hovnanian and certain of its subsidiaries (the “Notes Offering”) under an Indenture, dated as of May 27, 2008, among K. Hovnanian, Hovnanian and the other guarantors named therein and Deutsche Bank National Trust Company, as Trustee (the “Indenture”).  Interest on the Notes is payable on May 1 and November 1 of each year, beginning on November 1, 2008.

The Indenture contains restrictive covenants that limit, among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase senior and subordinated notes and common and preferred stock, make other restricted payments, make investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates.  The Indenture also contains customary events of default which would permit the holders of the Notes to declare those Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the Notes to be valid and perfected and specified events of bankruptcy and insolvency.

Each of Hovnanian’s subsidiaries, except for its financial services subsidiaries, joint ventures and certain of Hovnanian’s title insurance subsidiaries, is a guarantor of the Notes.  The Notes and the guarantees will be secured, subject to permitted liens and other exceptions, by a second-priority lien on substantially all of the assets owned by K. Hovnanian, Hovnanian and the other guarantors to the extent such assets secure obligations under the Amended Credit Agreement.

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Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Indenture dated as of May 27, 2008, relating to 11½% Senior Secured Notes due 2013, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the other Guarantors named therein and Deutsche Bank National Trust Company, as Trustee, including form of 11½% Senior Secured Notes due 2013.

10.1

Seventh Amended and Restated Credit Agreement dated March 7, 2008 (incorporated by reference to Exhibit 10(a) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.2	Amendment No. 1 to Seventh Amended and Restated Credit Agreement dated as of May 16, 2008.

10.3

Guaranty and Suretyship Agreement, relating to the Amended Credit Agreement, dated March 7, 2008 (incorporated by reference to Exhibit 10(b) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.4

Pledge Agreement, relating to the Amended Credit Agreement, dated as of March 7, 2008 (incorporated by reference to Exhibit 10(c) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.5	Amended and Restated Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.

10.6	Intellectual Property Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.

10.7	Intercreditor Agreement dated as of May 27, 2008.

10.8	Second Lien Pledge Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.

10.9	Second Lien Security Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.

10.10	Intellectual Property Security Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

	By:	/s/	Peter S. Reinhart
		Name:	Peter S. Reinhart
		Title:	Senior Vice President and General Counsel

Date: June 2, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
4.1

Indenture dated as of May 27, 2008, relating to 11½% Senior Secured Notes due 2013, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and the other Guarantors named therein and Deutsche Bank National Trust Company, as Trustee, including form of 11½% Senior Secured Notes due 2013.

10.1

Seventh Amended and Restated Credit Agreement dated March 7, 2008 (incorporated by reference to Exhibit 10(a) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.2	Amendment No. 1 to Seventh Amended and Restated Credit Agreement dated as of May 16, 2008.

10.3

Guaranty and Suretyship Agreement, relating to the Amended Credit Agreement, dated March 7, 2008 (incorporated by reference to Exhibit 10(b) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.4

Pledge Agreement, relating to the Amended Credit Agreement, dated as of March 7, 2008 (incorporated by reference to Exhibit 10(c) to Hovnanian’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2008; File No. 1-8551).

10.5	Amended and Restated Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.

10.6	Intellectual Property Security Agreement, relating to the Amended Credit Agreement, dated as of May 27, 2008.

10.7	Intercreditor Agreement dated as of May 27, 2008.

10.8	Second Lien Pledge Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.

10.9	Second Lien Security Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.

10.10	Intellectual Property Security Agreement, relating to the 11½% Senior Secured Notes due 2013, dated as of May 27, 2008.